UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2018 (December 22, 2017)

Date of Report (Date of earliest event reported)

Caesars Resort Collection, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-203106	37-1751234
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices)

(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

Caesars Growth Properties Holdings, LLC

Caesars Entertainment Resort Properties, LLC

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 22, 2018, Caesars Resort Collection, LLC (“CRC”) completed the redemption of (a) with respect to Caesars Growth Properties Holdings, LLC and Caesars Growth Properties Finance, Inc., all of the outstanding aggregate principal amount of their 9.375% Second-Priority Notes due 2022 (the “CGPH Notes”) and (b) with respect to Caesars Entertainment Resort Properties, LLC, Caesars Resort Properties Finance, Inc., Harrah’s Las Vegas, LLC, Harrah’s Laughlin, LLC, Rio Properties, LLC, AC Conference Holdco., LLC, AC Conference Newco., LLC, Caesars Linq, LLC, Caesars Octavius, LLC, Flamingo Las Vegas Operating Company, LLC, Harrah’s Atlantic City Mezz 1-9, LLC (each of Harrah’s Atlantic City Mezz 1-9, LLC a separate entity), Harrah’s Atlantic City Operating Company, LLC, Harrah’s Atlantic City Propco, LLC, Octavius/Linq Intermediate Holding, LLC and Paris Las Vegas Operating Company, LLC, all of the outstanding aggregate principal amount of their 8% First-Priority Senior Secured Notes due 2020 (the “CERP 2020 Notes”) and all of the outstanding aggregate principal amount of their 11% Second-Priority Senior Secured Notes due 2021 (the “CERP 2021 Notes” and, together with the CERP 2020 Notes, the “CERP Notes,” and, the CERP Notes, together with the CGPH Notes, the “Notes”).

The redemption of the Notes completed the restructuring and refinancing of CRC as previously announced in Caesars Entertainment Corporation’s (“CEC”) Current Report on Form 8-K dated December 22, 2017.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement” in CEC’s Current Report on Form 8-K dated December 22, 2017, is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.02, “Termination of a Material Definitive Agreement” in CEC’s Current Report on Form 8-K dated December 22, 2017, is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” in CEC’s Current Report on Form 8-K dated December 22, 2017, is incorporated herein by reference.

Item 8.01 Other Events.

The information set forth under “Explanatory Note” in this Current Report on Form 8-K and under Item 8.01, “Other Events” in CEC’s Current Report on Form 8-K dated December 22, 2017, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture, dated December 22, 2017, by and among Caesars Resort Collection, LLC, the subsidiary guarantors party thereto, CRC Finco, Inc. and Deutsche Bank Trust Company Americas, as trustee. (Filed as Exhibit 4.1 to CEC’s Form 8-K filed with the Commission on December 22, 2017 and incorporated herein by this reference)

10.1	Credit Agreement, dated as of December 22, 2017, by and among Caesars Resort Collection, LLC, the other borrowers from time to time party thereto, the lenders party thereto, and Credit Suisse, AG, Cayman Islands Branch, as administrative agent. (Filed as Exhibit 10.1 to CEC’s Form 8-K filed with the Commission on December 22, 2017 and incorporated herein by this reference)

99.1	Press Release dated December 22, 2017. (Filed as Exhibit 99.1 to CEC’s Form 8-K filed with the Commission on December 22, 2017 and incorporated herein by this reference)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated December 22, 2017, by and among Caesars Resort Collection, LLC, the subsidiary guarantors party thereto, CRC Finco, Inc. and Deutsche Bank Trust Company Americas, as trustee. (Filed as Exhibit 4.1 to CEC’s Form 8-K filed with the Commission on December 22, 2017 and incorporated herein by this reference)

10.1	Credit Agreement, dated as of December 22, 2017, by and among Caesars Resort Collection, LLC, the other borrowers from time to time party thereto, the lenders party thereto, and Credit Suisse, AG, Cayman Islands Branch, as administrative agent. (Filed as Exhibit 10.1 to CEC’s Form 8-K filed with the Commission on December 22, 2017 and incorporated herein by this reference)

99.1	Press Release dated December 22, 2017. (Filed as Exhibit 99.1 to CEC’s Form 8-K filed with the Commission on December 22, 2017 and incorporated herein by this reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS RESORT COLLECTION, LLC

	By:	Caesars Growth Properties Parent, LLC, its managing member

	By:	Caesars Growth Partners, LLC, its managing member

	By:	Caesars Entertainment Corporation, its managing member

Date: January 30, 2018	By:	/S/ Scott E. Wiegand
Scott E. Wiegand
Senior Vice President, Deputy General Counsel and Corporate Secretary